Exhibit 99.2

NEWS RELEASE

DEL MONTE FOODS RAISES

QUARTERLY DIVIDEND BY 80%

COMPANY INITIATES $350 MILLION

STOCK REPURCHASE PROGRAM

SAN FRANCISCO – June 10, 2010 – Del Monte Foods Company (NYSE: DLM) announced today an 80% increase in its quarterly dividend and the authorization of a $350 million stock repurchase program.

“Based on Del Monte’s higher level of performance and confidence in our future, we have substantially increased our quarterly dividend and authorized a significant stock repurchase program,” said Richard G. Wolford, Chairman and CEO of Del Monte Foods Company. “Importantly, we are able to do this while achieving our leverage targets and continuing to invest in our business, consistent with our growth strategy. We are returning cash and incremental value to shareholders based on our strong results, the cash flow we consistently generate, and the overall strength of the Company.”

Increases Quarterly Dividend 80%

Del Monte’s Board of Directors has approved an 80% increase in the quarterly dividend from $0.05 to $0.09 per common share. The dividend is payable on August 5, 2010 to stockholders of record as of the close of business on July 22, 2010.

The Company expects quarterly dividends to continue to be paid during the first week of February, May, August and November and anticipates a total annual dividend of $0.36 per common share. The aggregate quarterly dividend is expected to be approximately $18 million based on the number of outstanding common shares as of fiscal 2010 year-end. However, the actual declaration of future cash dividends, and the establishment of record and payment dates, will be subject to final determination by the Board of Directors each quarter, after its review of the Company’s then-current strategy, applicable debt covenants and financial performance and position, among other things.

This increase in the dividend follows Del Monte’s 25% increase in the quarterly dividend announced in June 2009.

Initiates 3-Year, $350 Million Stock Repurchase Program

The Board of Directors has also authorized the Company to repurchase up to $350 million of the Company’s common stock over the next 3 years. Repurchases of the Company’s common stock may be made from time to time, through a variety of methods, including Accelerated Share Buybacks, open market purchases, privately negotiated transactions, and block transactions.

In fiscal 2011, the Company plans to execute between $100 million and $140 million of this authorization through a combination of an Accelerated Share Buyback and open market purchases. The timing, actual number and value of the shares which are repurchased will be at the discretion of management and will depend on a number of factors, including the price of the Company’s common stock. The Company may suspend or discontinue repurchases at any time. The new authorization supersedes and replaces the Company’s existing $200 million share repurchase authorization that was scheduled to expire in September 2010.

Currently, the Company has approximately 199.2 million shares of common stock outstanding.

About Del Monte Foods

Del Monte Foods is one of the country’s largest and most well-known producers, distributors and marketers of premium quality, branded pet products and food products for the U.S. retail market, generating approximately $3.7 billion in net sales in fiscal 2010. With a powerful portfolio of brands, Del Monte products are found in eight out of ten U.S. households. Pet food and pet snacks brands include Meow Mix®, Kibbles ‘n Bits®, Milk-Bone®, 9Lives®, Pup-Peroni®, Gravy Train®, Nature’s Recipe®, Canine Carry-Outs® and other brand names. Food product brands include Del Monte®, Contadina®, S&W®, College Inn®, and other brand names. The Company also produces, distributes and markets private label pet products and food products. For more information on Del Monte Foods Company (NYSE: DLM) visit the Company’s website at www.delmonte.com.

Del Monte. Nourishing Families. Enriching Lives. Every Day.TM

Forward-Looking Statements

This press release contains forward-looking statements conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include statements related to the Company’s higher level of performance and planned investments in its business; statements related to the Company’s anticipated dividends and aggregate quarterly dividends; and statements related to the Company’s $350 million, three-year share buyback authorization, including amounts expected to be executed in fiscal 2011 and the expected manner of such execution.

Factors that could cause actual results to differ materially from those described in this press release include, among others: competition, including pricing and promotional spending levels by competitors; our ability to maintain or increase prices and persuade consumers to purchase our branded products versus lower-priced branded and private label offerings; shifts in consumer purchases to lower-priced or other value offerings, particularly during economic downturns; our ability to implement productivity initiatives to control or reduce costs; cost and availability of inputs, commodities, ingredients and other raw materials, including without limitation, energy (including natural gas), fuel, packaging, fruits, vegetables, tomatoes, grains (including corn), sugar, spices, meats, meat by-products, soybean meal, water, fats, oils and chemicals; logistics and other transportation-related costs; sufficiency and effectiveness of marketing and trade promotion programs; our ability to launch new products and anticipate changing pet and consumer preferences; performance of our pet products business and packaged produce sales; our debt levels and ability to service our debt and comply with covenants; the failure of the financial institutions that are part of the syndicate of our revolving credit facility to extend credit to us; product distribution; the loss of significant customers or a substantial reduction in orders from these customers or the financial difficulties, bankruptcy or other business disruption of any such customer; industry trends, including changes in buying, inventory and other business practices by customers; hedging practices and the financial health of the counterparties to our hedging programs; currency and interest rate fluctuations; changes in, or the failure or inability to comply with U.S., foreign and local governmental regulations, including packaging and labeling regulations, environmental regulations and import/export regulations or duties; impairments in the book value of goodwill or other intangible assets; strategic transaction endeavors, if any, including identification of appropriate targets and successful implementation; adverse weather conditions, natural disasters, pestilences and other natural conditions that affect crop yields or other inputs or otherwise disrupt operations; contaminated ingredients; allegations that our products cause injury or illness, product recalls and product liability claims and other litigation; reliance on certain third parties, including co-packers, our broker, and third-party distribution centers or managers; any disruption to our manufacturing or supply chain, particularly any disruption in or shortage of seasonal pack; pension costs and funding requirements; risks associated with foreign operations; protecting our intellectual property rights or intellectual property infringement or violation claims; failure of information technology systems; transformative plans; general economic and business conditions; and other factors.

Generally, these factors and other risks and uncertainties are described in more detail, from time to time, in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K.

There can be no assurance that dividends will be declared or paid in the future. The actual declaration and payment of future dividends and the establishment of record and payment dates, if any, are subject to determination by the Company’s Board of Directors each quarter after its review of the Company’s then-current strategy, applicable debt covenants and financial performance and position, among other things. The Company’s declaration and payment of future dividends is subject to risks and uncertainties, including: deterioration of the Company’s financial performance or position; inability to declare a dividend in compliance with applicable laws or debt covenants; an increase in the Company’s cash needs or decrease in available cash; and the business judgment of the Board of Directors that a declaration of a dividend is not in Del Monte Foods Company’s best interests, as well as other risks that may be detailed, from time to time, in the Company’s filings with the Securities and Exchange Commission. Factors that could affect the Company’s financial performance or position, compliance with applicable debt covenants, or cash flow include those risks and uncertainties listed above and other risks and uncertainties that may be described from time to time in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K.

Under the Company’s June 2010 $350 million, three-year stock repurchase authorization, repurchases of the Company’s common stock may be made from time to time through a variety of methods, including Accelerated Share Buybacks, open market purchases, privately negotiated transactions, and block transactions. Del Monte Foods Company has no obligation to repurchase shares under the authorization (including any amounts identified as expected to be executed in fiscal 2011) and the timing, actual number and value of the shares which are repurchased (and the manner of any such repurchase) will be at the discretion of management and will depend on a number of factors, including the price of the Company’s common stock and other market conditions, an increase in the Company’s cash needs or decrease in available cash and the Company’s financial performance and position (including its performance against its fiscal 2011 expectations), each of which may be affected by those risks and uncertainties listed above and other risks and uncertainties that may be described from time to time in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K. The Company may suspend or discontinue repurchases at any time.

Investors are cautioned not to place undue reliance on the forward-looking statements included in this release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

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CONTACTS:

Media Contact Brandy Bergman/Robin Weinberg Sard Verbinnen (212) 687-8080	Analysts and Investors Contact Jennifer Garrison/Christina Um Del Monte Foods (415) 247-3382 investor.relations@delmonte.com